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                        SUPPLEMENT DATED OCTOBER 7, 2002
                                       TO
                          PROSPECTUS DATED MAY 1, 2002

This Supplement is intended to be distributed with the eVARIABLE LIFE prospectus dated May 1, 2002 for certain variable life insurance contracts issued by John Hancock Variable Life Insurance Company ("Product Prospectus") and with the prospectus dated May 1, 2002 for the John Hancock Variable Series Trust I ("Variable Series Trust") that accompanies the Product Prospectus.

This Supplement amends the Product Prospectus.

SMALL/MID CAP CORE/SM/ FUND

Revised Fund Expenses

     The fund expenses shown in the Product Prospectus for the Small/Mid Cap CORE/SM/ Fund have changed. The shareholders approved increases in investment management fees for this fund of the Variable Series Trust, effective October 7, 2002. The fee table in the Product Prospectus does not reflect those increases. Set out below is a supplementary expense table that shows what the Fund's expenses would have been had the investment management fee increases been in place for all of 2001:

                                                                                            Total Fund          Total Fund
                                      Investment   Distribution and    Other Operating       Operating           Operating
                                      Management       Service          Expenses With      Expenses With       Expenses Absent
Fund Name                                 Fee        (12b-1) Fees       Reimbursement      Reimbursement       Reimbursement
---------                             ----------   ----------------    ---------------     --------------      ---------------
JOHN HANCOCK VARIABLE
   SERIES TRUST I:
Small/Mid Cap CORE/SM/ ..............    1.05%            N/A               0.10%              1.15%                1.40%

     The illustration in the Product Prospectus does not reflect the increased expenses shown above and should be disregarded. If those expenses were reflected, the illustrated death benefits, account values and surrender values would be lower.

     Moreover, because your circumstances will no doubt differ from those used for the illustration in the Product Prospectus, the values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a hypothetical illustration that will be based upon the fund expenses shown in the Product Prospectus, as revised by this Supplement, and your proposed insured person's issue age, sex, underwriting classification and desired insurance amount.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE VARIABLE SERIES TRUST WAS UPDATED ON OCTOBER 7, 2002 AND CONTAINS DETAILED INFORMATION ABOUT THE FUND MENTIONED ABOVE. BE SURE TO READ THAT STATEMENT OF ADDITIONAL INFORMATION BEFORE SELECTING THE FUND AS AN INVESTMENT OPTION. THE SUPPLEMENT MAY BE OBTAINED BY CALLING 1-800-732-5543.